      Student Loan Finance Corporation
      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated
      Student Loan Asset-Backed Notes, Series 1999-1
      Report for the Month Ended May 31, 2000

I.   Noteholder Information
     ----------------------

A.   Identification of Notes
     -----------------------

     Series    Description                        Cusip #       Due Date
     ---------------------------------------------------------------------------
     1999-1A   Senior Auction Rate Notes..........280907AP1     December 1, 2035
     1999-1B   Senior Auction Rate Notes..........280907AQ9     December 1, 2035
     1999-1C   Subordinate Auction Rate Notes.....280907AR7     December 1, 2035

B.   Notification of Redemption Call of Notes
     ----------------------------------------

     None

C.   Principal Outstanding - May, 2000
     ---------------------------------

                             Principal            Principal            Principal
                          Outstanding,             Payments         Outstanding,
     Series             Start of Month         During Month         End of Month
     ---------------------------------------------------------------------------
     1999-1A            $78,000,000.00                $0.00       $78,000,000.00
     1999-1B             39,000,000.00                 0.00        39,000,000.00
     1999-1C              9,300,000.00                 0.00         9,300,000.00
                 ---------------------------------------------------------------
     Totals            $126,300,000.00                $0.00      $126,300,000.00
                 ===============================================================

D.   Accrued Interest Outstanding - May, 2000
     ----------------------------------------


                      Accrued Interest             Interest             Interest     Accrued Interest              Interest
                          Outstanding,              Accrued             Payments         Outstanding,            Rate As Of
     Series             Start of Month         During Month         During Month         End of Month          End Of Month
     ----------------------------------------------------------------------------------------------------------------------
     1999-1A               $343,633.33          $419,943.34          $749,233.34           $14,343.33              6.62000%
     1999-1B                171,816.67           206,916.66           371,583.33             7,150.00              6.60000%
     1999-1C                 41,038.83            50,532.59            89,838.00             1,733.42              6.71000%
                 -------------------------------------------------------------------------------------
     Totals                $556,488.83          $677,392.59        $1,210,654.67           $23,226.75
                 =====================================================================================

E.   Net Loan Rates for Next Interest Period
     ---------------------------------------

                       Interest Period
     Series              Starting Date        Net Loan Rate
     -------------------------------------------------------
     1999-1A                 28-Jun-00                8.29%
     1999-1B                 28-Jun-00                8.41%
     1999-1C                 28-Jun-00                8.14%

F.   Noteholders' Carry-Over Amounts - May, 2000
     -------------------------------------------

                    Carry-Over                                        Carry-Over
                      Amounts,        Additions        Payments         Amounts,
     Series     Start of Month     During Month    During Month     End of Month
     ---------------------------------------------------------------------------
     1999-1A             $0.00            $0.00           $0.00            $0.00
     1999-1B              0.00             0.00            0.00             0.00
     1999-1C              0.00             0.00            0.00             0.00
               -----------------------------------------------------------------
     Totals              $0.00            $0.00           $0.00            $0.00
               =================================================================

G.   Noteholders' Accrued Interest on Carry-Over Amounts - May, 2000
     ---------------------------------------------------------------

                        Accrued         Interest        Interest         Accrued
                      Interest,          Accrued        Payments       Interest,
     Series      Start of Month     During Month    During Month    End of Month
     ---------------------------------------------------------------------------
     1999-1A              $0.00            $0.00           $0.00           $0.00
     1999-1B               0.00             0.00            0.00            0.00
     1999-1C               0.00             0.00            0.00            0.00
               -----------------------------------------------------------------
     Totals               $0.00            $0.00           $0.00           $0.00
               =================================================================

II.  Fund Information
     ----------------

A.   Reserve Fund - May, 2000
     ------------------------
                                                                         Amount
                                                           ---------------------
     Balance, Start of Month...............................        $1,894,500.00
     Additions During Month................................                 0.00
     Less Withdrawals During Month.........................                 0.00
                                                           ---------------------
     Balance, End of Month.................................        $1,894,500.00
                                                           =====================

B.   Capitalized Interest Account - May, 2000
     ----------------------------------------
                                                                         Amount
                                                           ---------------------
     Balance, Start of Month...............................        $4,554,040.99
     Additions During Month................................                 0.00
     Less Withdrawals During Month.........................                 0.00
                                                           ---------------------
     Balance, End of Month.................................        $4,554,040.99
                                                           =====================

C.   Acquisition Account - May, 2000
     -------------------------------
                                                                         Amount
                                                           ---------------------
     Balance, Start of Month...............................                $0.00
     Additions During Month................................                 0.00
     Less Withdrawals for Eligible Loans:
       Principal Acquired..................................                 0.00
       Premiums and Related Acquisition Costs..............                 0.00
                                                           ---------------------
     Balance, End of Month.................................                $0.00
                                                           =====================

D.   Alternative Loan Guarantee Account - May, 2000
     ----------------------------------------------
                                                                         Amount
                                                           ---------------------
     Balance, Start of Month...............................        $1,617,536.10
     Guarantee Fees Received During Month..................                 0.00
     Interest Received During Month........................            12,078.00
     Other Additions During Month..........................                 0.00
     Less Withdrawals During Month for Default Payments....                 0.00
                                                           ---------------------
     Balance, End of Month.................................        $1,629,614.10
                                                           =====================

III. Student Loan Information
     ------------------------

A.   Student Loan Principal Outstanding - May, 2000
     ----------------------------------------------
                                                                         Amount
                                                           ---------------------
     Balance, Start of Month...............................     $109,491,484.19
     Loans Purchased / Originated..........................                0.00
     Capitalized Interest..................................           88,202.93
     Less Principal Payments Received......................       (1,199,358.56)
     Other Increases (Decreases)...........................             (820.59)
                                                           ---------------------
     Balance, End of Month.................................     $108,379,507.97
                                                           =====================

B.   Composition of Student Loan Portfolio as of May 31, 2000
     --------------------------------------------------------
                                                                         Amount
                                                           ---------------------
     Aggregate Outstanding Principal Balance...............      $108,379,507.97
     Number of Borrowers...................................               16,426
     Average Outstanding Principal Balance Per Borrower....               $6,598
     Number of Loans (Promissory Notes)....................                3,077
     Average Outstanding Principal Balance Per Loan........                3,603
     Weighted Average Interest Rate........................                7.74%

C.   Distribution of Student Loan Portfolio by Loan Type as of May 31, 2000
     ----------------------------------------------------------------------

                                                   Outstanding
                                                     Principal
     Loan Type                                         Balance           Percent
     ---------------------------------------------------------------------------
     Stafford - Subsidized................      $37,605,338.94             34.7%
     Stafford - Unsubsidized..............       22,229,774.63             20.5%
     PLUS.................................       12,795,837.43             11.8%
     SLS..................................          113,926.88              0.1%
     Consolidation........................        5,846,348.30              5.4%
     Alternative..........................       29,788,281.79             27.5%
                                          --------------------------------------
     Total................................     $108,379,507.97            100.0%
                                          ======================================

D.   Distribution of Student Loan Portfolio by Interest Rate as of May 31, 2000
     --------------------------------------------------------------------------

                                                    Outstanding
                                                      Principal
     Interest Rate                                      Balance         Percent
     ---------------------------------------------------------------------------
     Less Than 7.00%.......................      $25,545,801.60            23.6%
     7.00% to 7.49%........................        8,289,498.16             7.6%
     7.50% to 7.99%........................       43,372,889.90            40.0%
     8.00% to 8.49%........................       19,485,011.47            18.0%
     8.50% to 8.99%........................                0.00             0.0%
     9.00% to 9.49%........................        7,524,472.03             6.9%
     9.50% or Greater......................        4,161,834.81             3.8%
                                           -------------------------------------
     Total.................................     $108,379,507.97           100.0%
                                           =====================================

E.   Distribution of Student Loan Portfolioent Status as of May 31, 2000
     -------------------------------------------------------------------

                                                   Outstanding
                                                     Principal
     Borrower Payment Status                           Balance           Percent
     ---------------------------------------------------------------------------
     School...............................      $22,836,818.01             21.1%
     Grace................................        9,401,262.84              8.7%
     Repayment............................       60,747,381.89             56.1%
     Deferment............................        9,666,514.00              8.9%
     Forbearance..........................        5,373,545.61              5.0%
     Claims...............................          353,985.62              0.3%
                                          --------------------------------------
     Total................................     $108,379,507.97            100.0%
                                          ======================================

F.   Distribution of Student Loan Portfolio by Delinquency Status as of May 31,
     --------------------------------------------------------------------------
     2000
     ----

                                                  Percent by Outstanding Balance
                                                 -------------------------------
                                                       Repayment,
                                                       Deferment,
                                    Outstanding       Forbearance
                                      Principal   & Claims Status   All Loans in
     Delinquency Status                 Balance        Loans Only      Portfolio
     ---------------------------------------------------------------------------
     31 to 60 Days.............   $1,984,337.05              2.6%           1.8%
     61 to 90 Days.............    1,397,323.84              1.8%           1.3%
     91 to 120 Days............      948,685.16              1.2%           0.9%
     121 to 180 Days...........    2,028,873.73              2.7%           1.9%
     181 to 270 Days...........      676,662.94              0.9%           0.6%
     Over 270 Days.............      127,795.79              0.2%           0.1%
     Claims Filed, Not
      Yet Paid.................      346,993.90              0.5%           0.3%
                               -------------------------------------------------
     Total.....................   $7,510,672.41              9.9%           6.9%
                               =================================================

G.   Distribution of Student Loan Portfolio by Guarantee Status as of May 31,
     ------------------------------------------------------------------------
     2000
     ----

                                                      Outstanding
                                                        Principal
     Guarantee Status                                     Balance        Percent
     ---------------------------------------------------------------------------
     FFELP Loan Guaranteed 100%..................     $413,487.74           0.4%
     FFELP Loan Guaranteed 98%...................   78,177,738.44          72.1%
     Alternative Loans Non-Guaranteed............   29,788,281.79          27.5%
                                                 -------------------------------
     Total....................................... $108,379,507.97         100.0%
                                                 ===============================

H.   Distribution of Student Loan Portfolio by Guarantee Agency as of May 31,
     ------------------------------------------------------------------------
     2000
     ----

                                                        Outstanding
                                                          Principal
     Guarantee Agency                                       Balance      Percent
     ---------------------------------------------------------------------------
     Education Assistance Corporation..............  $38,194,254.18        35.2%
     California Student Aid Commission.............   21,145,159.12        19.5%
     United Student Aid Funds, Inc.................    8,204,791.17         7.6%
     Pennsylvania Higher Education Assistance
      Agency.......................................    4,580,915.96         4.2%
     Great Lakes Higher Education Corporation......    4,493,123.98         4.1%
     Other Guarantee Agencies......................    1,972,981.77         1.8%
     Alternative Loans Non-Guaranteed..............   29,788,281.79        27.5%
                                                   -----------------------------
     Total......................................... $108,379,507.97       100.0%
                                                   =============================

I.   Fees and Expenses Accrued For / Through May, 2000
     -------------------------------------------------

                                                                       For The 5
                                                                    Months Ended
                                                  May, 2000         May 31, 2000
                                       -----------------------------------------
     Servicing Fees....................          $94,832.07          $448,508.06
     Indenture Trustee Fees............            2,631.28            13,156.31
     Broker / Dealer Fees..............           27,189.58            99,110.41
     Auction Agent Fees................            2,175.17            10,665.34
     Other Permitted Expenses..........                0.00                 0.00
                                       -----------------------------------------
     Total.............................         $126,828.10          $571,440.12
                                       =========================================

J.   Ratio of Assets to Liabilities as of May 31, 2000
     -------------------------------------------------

                                                                          Amount
                                                            --------------------
     Total Indenture Assets.................................     $125,945,791.83
     Total Indenture Liabilities............................      126,412,722.69
                                                            --------------------
     Ratio..................................................              99.63%
                                                            ====================